Semiannual Report


PERSONAL
STRATEGY
FUNDS

-----------------
NOVEMBER 30, 1998
-----------------


[LOGO OF T. ROWE PRICE APPEARS HERE]

T. ROWE PRICE

   Report Highlights
   -----------------------------------------------------------------------------
   Personal Strategy Funds

 . Stocks sold off sharply before recovering their earlier highs; Treasuries benefited from the flight to safety, but lower-quality bonds had poor returns.

 . The funds trailed their benchmarks during the six months ended November 30, 1998, largely due to the inclusion of small-cap stocks in the portfolios; 12-month returns were good.

 . During the past six months, the Balanced and Growth Funds with their higher stock allocations lagged behind the Income Fund as high-grade bonds outperformed the overall stock market.

 . The funds continued to favor bonds over stocks and domestic bonds over foreign bonds.

 . We expect economic and earnings growth to slow in the months ahead and believe the funds' diversified investment strategies could serve investors well through 1999.

FELLOW SHAREHOLDERS


Stocks sold off in late summer following the financial collapse in Russia and continuing weakness in Asian markets, then rebounded during the past two months to recapture their earlier highs. Most types of bonds also suffered from the turmoil, except for Treasuries and high-grade corporate bonds, which benefited from an investor flight to safety.



MARKET REVIEW

Global stock markets recovered after the Federal Reserve initiated a series of key short-term rate cuts in an attempt to arrest further weakness in the U.S. and foreign economies. This loosening of monetary policy sent a positive message around the globe, and investors responded enthusiastically.


  Date             30 year           5 year           90 days
11/30/97             6.08             5.82             5.27
                     5.93             5.71              5.4
                     5.89             5.48             5.22
  Feb-98             5.84              5.6             5.16
                     5.92             5.62             5.19
                     6.02             5.72             5.05
  May-98             5.83             5.57             5.09
                     5.65              5.5             5.06
                     5.73             5.51             5.07
  Aug-98             5.42             5.07             5.03
                        5             4.24             4.38
                     5.12             4.22             4.21
11/30/98             5.21             4.62             4.58


Treasury bonds benefited from the global uncertainty, and the 30-year yield fell to its lowest level in decades. As can be seen in the chart, the long-term yield dropped from more than 6% a year ago to 5.21% at the end of November. The five-year note yield declined by a wider margin from 5.82% to 4.62%, and the 90-day Treasury bill yield ended at 4.58%, down from 5.27% last November. Corporate bonds were mixed, as the high-yield sector suffered when investors began to flee from riskier securities, and high-grade corporate bonds posted solid returns for both the past 6- and 12-month periods in the midst of all the volatility.



PERFORMANCE AND STRATEGY REVIEW

The funds' investment committee meets monthly to adjust the weightings of stocks, bonds, and money market securities within the

-------------------------------------------------------
PREPARING FOR THE YEAR 2000
--------------------------------------------------------------------------------


The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.


Our Plan of Action

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We will complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.


Smooth Transition Planned

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we are taking steps to modify them where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

appropriate ranges for each fund, based on market conditions and economic fundamentals. The committee maintained its preference for bonds over stocks in all three portfolios, for international stocks over domestic, and for growth as opposed to value stocks. In the current environment, the committee believes that bonds offer better potential for total returns than stocks, that European stocks in particular are more attractively valued than domestic shares, and that growth stocks have a better chance than value stocks to sustain their earnings growth if the economy slows -- as we expect. In the bond area, the committee maintained the funds' low exposure to foreign bonds, since we expect the dollar to strengthen, and focused on both investment-grade and high-yield bonds in the domestic market.



PERSONAL STRATEGY INCOME FUND

This fund's investment goal is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% bonds, 40% stocks, and 20% money market securities, although these figures can vary by as much as 10 percentage points above or below these levels.

--------------------
ASSET ALLOCATION
--------------------------------------------------------------------------------

Personal Strategy Income Fund

[PIE CHART APPEARS HERE]

Stocks         40%
Bonds          45%
Money Markets  15%

Based on net assets as of 11/30/98.

During the past six months, the fund's stock component remained close to its level of six months ago, and the bond holdings fell four percentage points to 45%. The drop in bond exposure was not a result of a conscious policy to alter the asset mix, but rather a reflection of cash inflows near the end of the period that were deployed into bonds in early December. We favored large-cap growth stocks over large-cap value stocks, and in June we added a small position in small-cap stocks to further diversify the portfolio. In addition, we continued to maintain a maximum position in foreign equities where we see better potential than in the U.S. market.

Among bonds, we overweighted investment-grade and slightly overweighted high-yield securities and continued to keep a relatively low exposure to foreign bonds. As mentioned, we expect the U.S. dollar to strengthen against major foreign currencies.

------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 11/30/98                             6 Months           12 Months
--------------------------------------------------------------------------------

Personal Strategy Income Fund                         2.57%              11.00%
 ................................................................................

Combined Index Portfolio *                            6.02               14.63
 ................................................................................

Lehman Aggregate Bond Index                           5.15                9.45
 ................................................................................

* An unmanaged portfolio composed of 40% stocks (S&P 500), 40% bonds (Lehman Brothers Aggregate Bond Index), and 20% money market securities (90-Day Treasury Bills).


The fund's returns were modest for the last six months and solid for the 12 months ended November 30, 1998, but they lagged the Combined Index Portfolio in both periods and the Lehman Aggregate Bond Index over the six months. Our emphasis on growth stocks served shareholders well during the longer period, but the addition of small-cap stocks to the portfolio did not immediately benefit shareholders as these stocks have yet to catch up with the torrid pace of large-cap, S&P 500 stocks.



PERSONAL STRATEGY BALANCED FUND

--------------------
ASSET ALLOCATION
--------------------------------------------------------------------------------

Personal Strategy Balanced Fund

[PIE CHART APPEARS HERE]

Stocks             58%
Bonds              35%
Money Markets       7%

Based on net assets as of 11/30/98.

The objective of this fund is to provide the highest total return consistent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks, 30% bonds, and 10% cash -- with 10-percentage-point variations permitted for each asset class. This asset allocation structure offers higher risk but also a higher potential return than the Income Fund.

On November 30, your fund had 58% of its assets in stocks, the same as at the end of May; 35% in bonds; and the balance in money market securities. As in the case of the Income Fund, cash inflows were deployed into bonds in early December, boosting the bond portion. We favored growth over value stocks and underweighted foreign bonds for the reasons mentioned earlier. Among our major equity holdings were Philip Morris, Mobil, GE, American Home Products, and Fannie Mae.

-----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 11/30/98                                   6 Months    12 Months
--------------------------------------------------------------------------------

Personal Strategy Balanced Fund                             2.19%       12.44%
 ................................................................................

Combined Index Portfolio *                                  6.78        17.96
 ................................................................................

Merrill Lynch-Wilshire Capital
Market Index                                                4.32        15.19
 ................................................................................

* An unmanaged portfolio composed of 60% stocks (S&P 500), 30% bonds (Lehman Brothers Aggregate Bond Index), and 10% money market securities (90-Day Treasury Bills).


Your fund's returns for the 6- and 12-month periods ended November 30, 1998, lagged the Combined Index Portfolio and the Merrill Lynch-Wilshire Capital Market Index, as shown in the table, largely due to the increase of small-capitalization stocks in the portfolio. Small-cap shares have been underperforming their larger brethren for some time -- although they have recently begun to strengthen. Fund performance during the past six months was behind that of the Income Fund, an unusual occurrence. This can be attributed to the higher component of bonds in the Income Fund. While large-cap stocks were strong, bonds outperformed other equity sectors in the period. However, 12-month results were solid and ahead of the Income Fund, as would normally be expected given the higher risk associated with this fund.

PERSONAL STRATEGY GROWTH

----------------
ASSET ALLOCATION
--------------------------------------------------------------------------------
Personal Strategy Growth Fund

                           [PIE CHART APPEARS HERE]

                    Stocks                              74%
                    Bonds and Money Markets             26%

Based on net assets as of 11/30/98.

Your fund seeks capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bonds and money market securities, with 10-percentage-point variations permitted. As of November 30, 1998, the fund's stock allocation was 74%, one percentage point higher than six months ago, and 26% was in bonds and cash equivalents.

The fund's five largest stock holdings were Philip Morris, Mobil, GE, Fannie Mae, and SBC Communications, in that order. As in the other funds, the portfolio reflects a bias toward growth stocks whose more consistent earnings patterns should help them perform relatively well as economic growth slows, which we anticipate in 1999.

-----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 11/30/98                                 6 Months   12 Months
--------------------------------------------------------------------------------

Personal Strategy Growth Fund                             1.83%      13.78%
 ................................................................................

Combined Index Portfolio *                                7.37       21.16
 ................................................................................

Merrill Lynch-Wilshire Capital
Market Index                                              4.32       15.19
 ................................................................................

* An unmanaged portfolio composed of 80% stocks (S&P 500), and 20% bonds (Lehman Brothers Aggregate Bond Index).

The fund's returns were strong for the last 12 months, but lagged the Combined Index Portfolio and the Merrill Lynch-Wilshire Capital Market Index because of our exposure to small-cap stocks, as explained. We believe the valuations of smaller-company shares are appealing when compared with the large-cap universe. Our purchase of these stocks has been premature so far, but we feel they may be ready to outperform large-company shares after trailing them for several years. You will notice that six-month results were behind the Income and Balanced Fund, just as the Balanced Fund lagged behind the Income Fund. The reasons were discussed in our Balanced Fund section.

OUTLOOK

Twelve months of global financial turmoil and economic upheaval have had an impact on the domestic economy. Weakening exports have expanded the external trade deficit, and available data indicate that export growth may be meager at best. Low exports and surging imports have reduced demand for domestic production, restraining the manufacturing sector. Corporate profit growth has also waned, due in large measure to constrained corporate pricing power in an atmosphere of higher global supply than demand. This confluence of forces has put downward pressure on business fixed income investment and employment growth, curtailing personal income expansion.

The cumulative effect of these evolving conditions could hold real GDP growth to less than 2%, at least through the middle of 1999. Sluggish growth such as this could lead to an upward drift in unemployment, alleviating wage and price pressures. We anticipate a further decrease in both short- and long-term interest rates, as well as moderating stock returns next year. In this environment, the diversified strategies offered by the Personal Strategy Funds could serve shareholders well.



Respectfully submitted,

/s/ Peter Van Dyke

Peter Van Dyke
President

December 18, 1998


--------------------------------------------------------------------------------
CHANGE IN MANAGEMENT

Peter Van Dyke, a managing director of T. Rowe Price Associates and director of the taxable bond department, is retiring at the end of 1998. Mr. Van Dyke joined the company in 1985 and managed the Personal Strategy Funds since their inception in 1994. We are grateful for his contributions and wish him the best for the future.

Edmund M. Notzon III, a managing director of T. Rowe Price Associates, has been appointed chairman of the Personal Strategy Funds' Investment Advisory Committee, responsible for day-to-day management of the portfolios. Mr. Notzon joined T. Rowe Price in 1989 and manages several fixed income and asset allocation portfolios. He has served as executive vice president and co-portfolio manager of the Personal Strategy Funds and Spectrum Funds. Other Investment Advisory Committee members include Stephen W. Boesel, Donald J. Peters, William T. Reynolds, M. David Testa, Judith B. Ward, and Richard T. Whitney.

The preceding updates the Personal Strategy Funds prospectus of October 1, 1998.

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

---------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW


                                                                    Percent of
                                                                    Net Assets
                                                                      11/30/98

  Personal Strategy Income Fund
-------------------------------------------------------------------------------

Money Market Securities                                                 14.7%
 ...............................................................................

Bonds                                                                   45.2%
 ...............................................................................
     Treasuries/Agencies                                                10.6
     ..........................................................................
     Mortgage-Backed                                                     9.7
     ..........................................................................
     Corporate                                                          23.9
     ..........................................................................
     Foreign                                                             1.0
     ..........................................................................


Stocks                                                                  40.1%
 ...............................................................................
     Five Largest Holdings:
     Philip Morris                                                       0.6
     ..........................................................................
     Mobil                                                               0.5
     ..........................................................................
     SPDR Trust                                                          0.5
     ..........................................................................
     GE                                                                  0.5
     ..........................................................................
     Fannie Mae                                                          0.4
     ..........................................................................
                                                                         2.5%

Personal Strategy Balanced Fund
-------------------------------------------------------------------------------

Money Market Securities                                                  6.4%
 ...............................................................................

Bonds                                                                   35.2%
 ...............................................................................
     Treasuries/Agencies                                                 7.1
     ..........................................................................
     Mortgage-Backed                                                     8.5
     ..........................................................................
     Corporate                                                          17.8
     ..........................................................................
     Foreign                                                             1.8
     ..........................................................................


Stocks                                                                  58.4%
 ...............................................................................
     Five Largest Holdings:
     Philip Morris                                                       0.8
     ..........................................................................
     Mobil                                                               0.7
     ..........................................................................
     GE                                                                  0.7
     ..........................................................................
     American Home Products                                              0.6
     ..........................................................................
     Fannie Mae                                                          0.6
     ..........................................................................
                                                                         3.4%

Personal Strategy Growth Fund
-------------------------------------------------------------------------------

Money Market Securities                                                  5.0%
 ...............................................................................

Bonds                                                                   20.9%
 ...............................................................................
     Treasuries/Agencies                                                 4.0
     ..........................................................................
     Mortgage-Backed                                                     3.2
     ..........................................................................
     Corporate                                                          12.9
     ..........................................................................
     Foreign                                                             0.8
     ..........................................................................


Stocks                                                                  74.1%
 ...............................................................................
     Five Largest Holdings:
     Philip Morris                                                       1.0
     ..........................................................................
     Mobil                                                               0.9
     ..........................................................................
     GE                                                                  0.9
     ..........................................................................
     Fannie Mae                                                          0.8
     ..........................................................................
     SBC Communications                                                  0.7
     ..........................................................................
                                                                         4.3%

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

-----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                          [LINE GRAPHS APPEAR HERE]


  Date               Combined Index         Lehman          Personal Strategy
                       Portfolio           Aggregate         Income  Fund
7/29/94                 10,000              10,000              10,000
 Nov-94                  9,973               9,834               9,939
 Nov-95                 12,214              11,569              12,338
 Nov-96                 13,956              12,272              14,125
 Nov-97                 16,090              13,198              15,883
 Nov-98                 18,444              14,446              17,631




  Date                 Combined          Merrill Lynch-       Personal
                         Index           Wilshire Capital     Strategy
                       Portfolio         Market Index       Balanced Fund
7/29/94                 10,000             10,000              10,000
 Nov-94                  9,974              9,943               9,969
 Nov-95                 12,728             12,681              12,710
 Nov-96                 15,109             14,800              14,904
 Nov-97                 18,089             17,744              17,124
 Nov-98                 21,339             20,439              19,254

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

-----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

     PERSONAL STRATEGY GROWTH FUND
     ---------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

  Date         Combined            Merrill Lynch     Personal
                 Index            Wilshire Capital   Strategy
               Portfolio            Market Index    Growth Fund
7/29/94          10,000               10,000          10,000
 Nov-94           9,974                9,943          10,010
 Nov-95          13,258               12,681          13,111
 Nov-96          16,344               14,800          15,844
 Nov-97          20,302               17,744          18,598
 Nov-98          24,597               20,439          21,161


-------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since   Inception
Periods Ended 11/30/98                  1 Year  3 Years   Inception       Date
--------------------------------------------------------------------------------

Personal Strategy Income Fund           11.00%   12.64%      13.96%    7/29/94
 ................................................................................
Personal Strategy Balanced Fund         12.44    14.85       16.30     7/29/94
 ................................................................................
Personal Strategy Growth Fund           13.78    17.30       18.86     7/29/94
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION


Knowledgeable Service Representatives

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.


Automated 24-Hour Services

Tele*Access(R) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

Internet. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and Discount Brokerage accounts (with preauthorized access).


Account Services

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.


DISCOUNT BROKERAGE*

Investments Available You can trade stocks, bonds, options, precious metals, mutual funds, and other securities at a savings over regular commission rates.

To Open an Account Call a shareholder service representative for more information.


INVESTMENT INFORMATION

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.


*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

Stock Funds
 ................................................................................

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International


Bond Funds
 ...............................................................................

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free***
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond+
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

 ................................................................................

International/Global
Emerging Markets Bond
Global Bond++
International Bond

Money Market FUNDS+++
 ................................................................................

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset FUNDS
 ................................................................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. Rowe Price No-Load
Variable Annuity
 ................................................................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


  *Formerly named Equity Index.
 **Closed to new investors.
***Formerly named Florida Insured Intermediate Tax-Free.
  +Formerly named Tax-Free Insured Intermediate Bond.
 ++Formerly named Global Government Bond.
+++Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Personal Strategy Funds.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

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900 17th Street, N.W.
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10th Floor
Tampa, FL 33607



[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.         C11-051  11/30/98